DERIVATIVE FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2011
DERIVATIVE FINANCIAL INSTRUMENTS [Abstract]
DERIVATIVE FINANCIAL INSTRUMENTS
NOTE 15:            DERIVATIVE FINANCIAL INSTRUMENTS

The Company recorded all derivative financial instruments at fair value in the financial statements.  Derivatives were used as a risk management tool to hedge the exposure to changes in interest rates or other identified market risks.

When a derivative is intended to be a qualifying hedged instrument, the Company prepares written hedge documentation that designates the derivative as 1) a hedge of fair value of a recognized asset or liability (fair value hedge) or 2) a hedge of a forecasted transaction, such as, the variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge).  The written documentation includes identification of, among other items, the risk management objective, hedging instrument, hedged item, and methodologies for assessing and measuring hedge effectiveness and ineffectiveness, along with support for management's assertion that the hedge will be highly effective.

On November 7, 2008, the Company elected to terminate three interest rate swap agreements with a total notional value of $90 million.  At termination, the swaps had a market value (gain) of approximately $1.7 million.  The gain was deferred and was accreted into income.  The Company recognized $508,746 and $1.0 million of this gain in 2010 and 2009, respectively.  As of June 30, 2010, the original gain at termination was fully accreted into income in accordance with the stated maturity date of the original agreement.